                            Metropolitan West Funds

                   [LOGO] Metropolitan West Asset Management

                               -----------------

                     HIGH YIELD BOND FUND - CLASS M SHARES

                               -----------------

                                  PROSPECTUS

                                 July 31, 2002

                This prospectus contains essential information
        for anyone considering an investment in this Fund. Please read this document carefully and retain it
                             for future reference.

                    The Securities and Exchange Commission
               has not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this Prospectus.
            It is a criminal offense to state or suggest otherwise.

                               -----------------

                    Metropolitan West Asset Management, LLC
                              Investment Adviser

                               -----------------

             For any additional information or questions regarding
           information contained herein, please call (800) 241-4671
                                www.mwamllc.com

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----
RISK/RETURN SUMMARY AND FUND EXPENSES.....................................   3
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - HIGH YIELD BOND FUND.........   3
  Objective...............................................................   3
  Principal Investment Strategies.........................................   3
  Principal Investment Risks..............................................   3
PERFORMANCE - High Yield Bond Fund........................................   4
FEES AND EXPENSES - High Yield Bond Fund..................................   5
FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RISKS.......   6
  General.................................................................   6
  Duration................................................................   6
  Portfolio Turnover......................................................   6
  Risks of Investing in Fixed-Income Securities...........................   6
  High Yield Risk.........................................................   6
  Unrated Securities......................................................   6
  Risks of Using Certain Derivatives......................................   6
  Liquidity Risk..........................................................   7
  Risks of Investing in Emerging Market and Other Foreign Securities......   7
  Currency Risk...........................................................   7
  Mortgage-backed and other Asset-backed Securities Risk..................   7
  Risks of Other Investment Techniques....................................   7
ORGANIZATION AND MANAGEMENT...............................................   8
  The Adviser.............................................................   8
  Portfolio Managers......................................................   8
  Management Fees and Other Expenses......................................   8
  The Transfer Agent and Administrator....................................   8
  The Distributor.........................................................   8
  Other Share Classes.....................................................   8
HOW TO PURCHASE SHARES....................................................   9
  Regular Purchases.......................................................   9
  By Payment In Kind......................................................   9
  By Automatic Investment Plan............................................   9
  Purchases Through An Investment Broker or Dealer........................   9
  Net Asset Value.........................................................  10
HOW TO REDEEM SHARES......................................................  10
  Regular Redemptions.....................................................  10
  Exchanges of Shares.....................................................  10
  Systematic Withdrawal Plan..............................................  10
  Telephone Transactions..................................................  11
  Payments................................................................  11
  Redemptions of Small Accounts...........................................  11
  Withholdings; Reporting.................................................  11
  Reports to Shareholders.................................................  11
DIVIDENDS AND TAX STATUS..................................................  12
PRIVACY POLICY............................................................  13
ANNUAL/SEMIANNUAL REPORTS.................................................  14
STATEMENT OF ADDITIONAL INFORMATION (SAI).................................  14

This prospectus describes only the Class M shares of the High Yield Bond Fund. Metropolitan West Funds also offers Class I shares of this Fund which have not commenced operations as of the date of this prospectus. Class I shares of this Fund have different fees and expenses.

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - HIGH YIELD BOND FUND


OBJECTIVE

The HIGH YIELD BOND FUND seeks to maximize long-term total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a portfolio of high yield fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from two to fifteen years. The Fund's portfolio may include corporate bonds, mezzanine investments, collateralized bond obligations, collateralized debt obligations, collateralized loan obligations, swaps and other derivatives (including futures, options and credit default swaps), currency futures and options, bank loans, preferred stock, common stock, warrants, asset-backed securities, mortgage-backed securities, foreign securities (including Yankees and emerging markets securities), U.S. Treasuries and agency securities, cash and cash equivalents (such as money-market securities, commercial paper, certificates of deposit and bankers acceptances), private placements and securities offered pursuant to Rule 144A of the Securities Act of 1933 and unrated securities. Many of these investments may have interest rates that are fixed, variable or floating.

The Adviser will concentrate the Fund's portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.

Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of high yield securities ("junk bonds") rated below investment grade by at least one of the nationally recognized statistical rating organizations. These are debt securities rated below Baa3 by Moody's Investors Service ("Moody's"), BBB- by Standard & Poor's Ratings Group ("S&P") or BBB- by Fitch IBCA ("Fitch"), or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality as determined by the Adviser in the case of unrated securities, but only a maximum of 20% may be invested in debt securities rated below B by all three of those nationally recognized statistical rating organizations. The remainder of the Fund's net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. Investments in securities of foreign issuers that are denominated in foreign currencies are limited to a maximum of 15% of the Fund's assets. The Fund may invest in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so. The Fund expects to invest in futures and options and may invest up to 15% of its assets in derivative instruments, such as futures and options. The Fund may borrow from banks and/or other financial institutions or through reverse repurchase agreements. The Fund also may seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally borrow or short sell up to 33 1/3% of the value of its total assets.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, include market risk, interest rate risk, credit risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign investment risk, currency risk, leveraging risk and management risk. These risks are discussed below. Please also see "Further Information about Investment Objectives, Policies and Risks" for additional information about these and other risks.

The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. Because the Fund is a non-diversified mutual fund, the value of an investment in the Fund may vary more in response to developments or changes in the market value affecting particular securities than will an investment in a diversified mutual fund investing in a greater number of securities.

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. This Fund has the potential for greater return and loss than a shorter duration fund or a fund investing in higher quality securities.

This Fund emphasizes high yield securities, which are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

The values of the Fund's investments change in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leverage may result from certain transactions, including the use of derivatives, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of an increase in the value of the Fund's portfolio securities causing the Fund to be more volatile than if leverage was not used. The Fund will reduce leveraging risk by either segregating an equal amount of liquid assets or "covering" the transactions that introduce such risk.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

Investments by the Fund in currencies other than U.S. dollars may decline in value against the U.S. dollar if not properly hedged.

There can be no guarantee that the investment techniques and risk analyses used by the Fund's portfolio managers will produce the desired results.

PERFORMANCE - HIGH YIELD BOND FUND

Fund performance results have not been provided because the Fund has not been in operation for a full calendar year. The Lehman Brothers High Yield Index has been selected by the Adviser as the appropriate benchmark index for performance comparison purposes.

FEES AND EXPENSES - HIGH YIELD BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES - CLASS M
(FEES PAID FROM FUND ASSETS)

       Management Fees............................................. 0.50%
       Rule 12b-1 Expenses (1)..................................... 0.25%
       Other Expenses.............................................. 0.40%
                                                                    ----
              Total Annual Fund Operating Expenses................. 1.15%
                                                                    ====
       Fee Reduction and/or Expense Reimbursement (2).............. 0.35%
                                                                    ----
              Net Expenses......................................... 0.80%
                                                                    ====

----------

(1) The Fund's 12b-1 Plan allows for payments up to 0.25% of the average daily net assets.

(2) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund's distribution expenses, to limit the Fund's total annual operating expenses (interest, taxes and extraordinary expenses) to 0.80% of average daily net assets. This contract has a one-year term, renewable at the end of each fiscal year.

EXAMPLE:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

   . $10,000 initial investment in the Fund

   . 5% annual return

   . redemption at the end of each period

   . no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1       3
                                  Year   Years
                                 ------  -----
                                 $81     $329

--------------------------------------------------------------------------------
                           FURTHER INFORMATION ABOUT
                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------


GENERAL

The Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's objective will be met. In addition, the Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

DURATION

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio "duration." Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security's "term to maturity" has been used to determine the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is used in the management of the Fund as a tool to measure interest rate risk. For example, a Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see "Investment Objectives and Policies--Duration" in the Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. The Fund's investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Fund expects to take frequent trading positions, resulting in portfolio turnover that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs. The Adviser does not view turnover as an important consideration in managing the Fund and does not strive to limit portfolio turnover.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

The Fund is subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund.

HIGH YIELD RISK

The Fund will invest at least 80% of its assets in non-investment grade debt securities, commonly referred to as "junk bonds". Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to sell particular securities.

UNRATED SECURITIES

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security's comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the Adviser's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

RISKS OF USING CERTAIN DERIVATIVES

Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which the Fund may invest.

LIQUIDITY RISK

The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest expose to liquidity risk. Certain investments in private placements and 144A securities may be considered illiquid investments. The Fund may invest in private placements and 144A securities.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards;
(i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

CURRENCY RISK

Funds that invest in foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES RISK

The Fund may invest in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

RISKS OF OTHER INVESTMENT TECHNIQUES

The Adviser may cause the Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by the Fund. The Fund will not make total short sales exceeding 33 1/3% of the Fund's assets. If the value of the security sold short increases, the Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

--------------------------------------------------------------------------------
                          ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISER

Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Fund and generally administers the affairs of the Trust. The Adviser's website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Fund. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $18 billion of fixed-income investments as of June 30, 2002 on behalf of institutional clients and the Metropolitan West Funds. The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, LLC ("MWF"), also a registered investment adviser.

PORTFOLIO MANAGERS

The portfolio managers who have day-to-day responsibility for the management of the Fund's portfolio are listed below, together with their biographical information for the past five years.

Mark Unferth has been a portfolio manager at the Adviser since April 2002. Before joining the Adviser as Director of High Yield, Mr. Unferth was a Managing Director and oversaw Credit Suisse First Boston's High Yield and Distressed Debt research from November 2000 to March 2002. From 1998 to November 2000, Mr. Unferth served in a similar capacity at Donaldson, Lufkin & Jenrette. Before then, Mr. Unferth held positions at Citibank working in leveraged loan syndications and also worked for the Federal Reserve System. Mr. Unferth holds an M.B.A. from the University of Rochester and a B.A. from the University of North Carolina at Chapel Hill.

Stephen Kane, CFA has been a portfolio manager with the Adviser since August 1996. From November 1995 until July 1996, Mr. Kane was a portfolio manager with Hotchkis and Wiley in Los Angeles. From July 1992 until October 1995 he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a Merchant Banking Associate with Union Bank in Los Angeles, California.

Tad Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996. From November 1992 until July 1996, Mr. Rivelle was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California.

MANAGEMENT FEES AND OTHER EXPENSES

Advisory Fees. Under the Investment Advisory Agreement relating to all share classes of the Fund, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets.

Rule 12b-1 Fee. The Fund has a Share Marketing Plan or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Fund and for providing services to shareholders. The Adviser also may use its own funds to sponsor seminars and educational programs on the Fund for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client's assets invested in the Fund.

The Investment Advisory Agreement permits the Adviser to allocate brokerage based on sales of shares of Funds managed by the Adviser. No such allocation has been made to date.

THE TRANSFER AGENT AND ADMINISTRATOR

PFPC Inc. ("PFPC") serves as transfer agent and administrator to the Trust pursuant to a Services Agreement and also provides accounting services. The business address of PFPC is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

THE DISTRIBUTOR

PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of the Fund.

OTHER SHARE CLASSES

The Fund also offers Class I shares which have not commenced operations as of the date of this prospectus. Shares of both classes of the Fund otherwise have identical rights and vote together except for matters affecting only a specific class.

--------------------------------------------------------------------------------
                            HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


REGULAR PURCHASES

The minimum initial investment in the Fund is $5,000. For retirement plan investments the initial minimum is $1,000. There are no minimums for subsequent investments. The Trust and the Transfer Agent reserve the right to reject any order and to waive its minimum investment requirement for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or the Trust. In such cases, the minimums associated with the policies and programs of the fund network or financial intermediary will apply. You may invest in the Fund by wiring the amount to be invested to Metropolitan West Funds.

      Wire to: Boston Safe Deposit & Trust
      ABA No. 01-10-01234 for PFPC
      Account No. 011835
      Credit: (Name of Fund)
      FBO: (Shareholder name and account number)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent at the following address:

      Metropolitan West Funds
      c/o PFPC Inc.
      211 South Gulph Road
      P.O. Box 61503
      King of Prussia, Pennsylvania 19406

You may also purchase shares by sending a check payable to Metropolitan West Funds, together with the application form to the address above.

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of the Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.

The Trust will only accept a check when the Trust is the primary payee. Third party checks will not be accepted for payment. The Trust may also accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

Inquiries about your account should be directed to Metropolitan West Funds, c/o PFPC Inc., 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate.

BY AUTOMATIC INVESTMENT PLAN

Once an account has been opened, you can make additional purchases of shares of the Fund through an Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Fund. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Fund as designated on the enclosed Account Application. The Fund may alter, modify or terminate this Plan at any time. To begin participating in this Plan, please complete the automatic investment plan section found on the Account Application or contact the Fund at (800) 241-4671.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the brokers' (or agents') name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

NET ASSET VALUE

The net asset value per share of the Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. The daily net asset value may not reflect the closing market price for all futures contracts held by the Fund because the markets for certain futures will close shortly after the time net asset value is calculated. See "Net Asset Value" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                             HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


REGULAR REDEMPTIONS

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail services, send to Metropolitan West Funds, c/o PFPC Inc., 211 South Gulph Road, P.O. Box 61503, King of Prussia, Pennsylvania 19406.

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Fund. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agents' records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Fund in advance by calling (800) 241-4671.

Redemptions will be processed only on a day during which the New York Stock Exchange is open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Fund is sure that your check has cleared. This could take up to 15 calendar days after your purchase order.

EXCHANGES OF SHARES

You are permitted to exchange your Class M shares in the Fund for Class M shares of other Funds in the Trust, provided that those shares may legally be sold in the state of your residence and you have selected the appropriate box on the Account Application. Shares subject to an exchange must have a current value of at least $1,000. An exchange of shares is treated for Federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shares exchanged for shares of another Fund will be priced at their respective net asset values.

SYSTEMATIC WITHDRAWAL PLAN

If you own or are purchasing shares of the Fund having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annually or annual basis via Automatic Clearing House (ACH). This electronic transfer could take three to five business days to settle. You may establish this Plan by completing the appropriate section on the Account Application or by calling the Fund at (800) 241-4671. Notice of all changes concerning this Plan must be received by PFPC at least two weeks prior to the next scheduled payment. Further information regarding this Plan and its requirements can be obtained by contacting the Fund at (800) 241-4671.

TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent's records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling PFPC at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder's bank account, the bank involved must be a commercial bank located within the United States.

If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the Fund's net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES, THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Fund reserves the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days' notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be tape recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

REDEMPTIONS OF SMALL ACCOUNTS

The Fund may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below $500 as a result of a transfer or redemption (and not market fluctuations). The Fund will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed.

WITHHOLDINGS; REPORTING

The Fund may be required to withhold Federal income tax from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Fund also may be required to report redemptions to the Internal Revenue Service (IRS).

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends on March 31. The Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your account reflecting all transactions having taken place within that month. In order to reduce duplicate mailings and printing costs, the Trust will provide one annual or semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

--------------------------------------------------------------------------------
                           DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


The Fund expects to declare dividends daily and pay them monthly to shareholders. Dividends on shares of the Fund will normally begin to accrue on the next business day after the trade date. Capital gains distributions, if any, will be paid annually.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of the Fund's fiscal year. Dividends and distributions are paid in full and fractional shares based on the net asset value per share at the close of business on the ex-dividend date, unless you request payment in cash in writing to the Trust. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

All dividends from net investment income together with distributions of short-term capital gains will be taxable as ordinary income even though paid to you in additional shares. Any net capital gains ("capital gains distributions") distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. Dividends, interest and gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions, including the portions, if any, that qualify for the dividends-received deduction, are capital gain distributions and are a return of capital.

Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Fund, and is not intended to be a complete description of all tax implications of an investment in the Fund. You should consult your own advisors concerning the application of Federal, state and local tax laws to your particular situations.

--------------------------------------------------------------------------------
                                PRIVACY POLICY
--------------------------------------------------------------------------------

The Fund collects nonpublic information about you from the following sources:

  .  Information we receive about you on applications or other forms;

  .  Information you may give us orally; and

  .  Information about your transactions with us or others

We do not disclose any nonpublic personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

For more information about Metropolitan West Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Fund's annual and semiannual reports to shareholders contain detailed information about the Fund's portfolio. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

                            METROPOLITAN WEST FUNDS
                     11766 WILSHIRE BOULEVARD, SUITE 1580
                         LOS ANGELES, CALIFORNIA 90025
                                (800) 241-4671

You can also review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, you can get text-only copies:

   . For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

   . Free from the EDGAR Database on the SEC's Website at http://www.sec.gov.

Investment Company Act File No. 811- 07989

                Adviser:                              Custodian:

 Metropolitan West Asset Management, LLC         The Bank of New York
  11766 Wilshire Boulevard, Suite 1580       100 Church Street, 10th Floor
      Los Angeles, California 90025            New York, New York 10286
             (310) 966-8900
             www.mwamllc.com

            Transfer Agent:                            Auditors:

               PFPC Inc.                         Deloitte & Touche LLP
           211 S. Gulph Road               350 South Grand Avenue, Suite 200
             P.O. Box 61503                  Los Angeles, California 90071
King of Prussia, Pennsylvania 19406-0903
             (800) 241-4671

              Distributor:                          Legal Counsel:

        PFPC Distributors, Inc.          Paul, Hastings, Janofsky & Walker LLP
           3200 Horizon Drive                55 Second Street, 24th Floor
King of Prussia, Pennsylvania 19406-0903    San Francisco, California 94105